UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

Apolo Gold & Energy Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-27791	98-0412805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9th floor, Kam Chung Commercial Bldg, 19-21 Hennessy Road, Wanchai, Hong Kong
(Address of Principal Executive Offices) (Zip Code)

(852) 3563 7330
Registrant’s telephone number, including area code

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Previous independent accountants

1. Effective January 21, 2014, the Board of Directors of Apolo Gold & Energy Inc., (the “Company”) accepted the resignation of the Company’s auditor, I. Vellmer Inc. Chartered Accountant.

a. The Company engaged I. Vellmer Inc. Chartered Accountant (“I. Vellmer Inc.”) on September 22, 2008. During the period September 22, 2008 to January 21, 2014, there were no disagreements with I. Vellmer Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to I. Vellmer’s satisfaction, would have caused the auditor to make reference to the subject matter of the disagreement in connection with his report.

b. The Board under Kelvin Chak, President, CEO and Director has accepted the resignation of I. Vellmer Inc., Chartered Accountants.

c. During the period from September 22, 2008 to January 21, 2014, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

d. During the period from September 22, 2008 to January 21, 2014, I. Vellmer Inc. did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements did not exist.

e. During the period from September 22, 2008 to January 21, 2014, I. Vellmer Inc. did not advise the Company that any information had come to their attention which had led them to no longer be able to rely on management’s representation, or that had made I. Vellmer Inc. unwilling to be associated with the financial statements prepared by management

f. During the period from September 22, 2008 to January 21, 2014, I. Vellmer Inc. did not advise the Company that the scope of any audit needed to be expanded significantly or that more investigation was necessary.

g. During the period from September 22, 2008 to January 21, 2014 I. Vellmer Inc. did not advise the Company that there was any information which the accountant concluded would materially impact the fairness and reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements.

h. The Company has received a letter from I. Vellmer Inc. addressed to the SEC stating whether or not it agrees with the above statements.

(b) New independent accountants

Effective January 21, 2014 the Company engaged Weld Asia Associates, Chartered Accountants as its new independent accountants on. Prior to January 21, 2014: (i) no written report or oral advice was provided to the Company by Weld Asia Associates, concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

16.2	Letter from I. Vellmer Inc. Chartered Accountant, tendering its resignation as the Company’s Auditor dated January 21, 2014.

16.3	Letter from I. Vellmer Inc. Chartered Accountant to the US Securities and Exchange Commission dated January 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2014

APOLO GOLD & ENERGY INC.

/s/ Kelvin Chak
Kelvin Chak, President, CEO, Director